UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2024

POWERFLEET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39080	83-4366463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AIOT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 2, 2024, Powerfleet, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Form 8-K”) reporting the completion on October 1, 2024 of the previously announced acquisition (the “Acquisition”) of Fleet Complete (as defined below) contemplated by the Share Purchase Agreement, dated as of September 18, 2024 (the “Purchase Agreement”), by and among Golden Eagle Topco, LP, the persons that are party thereto under the heading “Other Sellers”, the Company and Powerfleet Canada Holdings Inc., pursuant to which Powerfleet acquired all of the direct and indirect common shares in the capital of Golden Eagle Canada Holdings, Inc. and Complete Innovations Holdings Inc. and all of the issued and outstanding shares of common stock of Golden Eagle Holdings, Inc. (collectively, “Fleet Complete”).

This Current Report on Form 8-K/A is being filed to amend the Form 8-K to provide the financial statements and pro forma financial information described below, in accordance with the requirements of Item 9.01 of Form 8-K. The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Fleet Complete would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the Acquisition. Except as described above, all other information in the Form 8-K filed with the SEC on October 2, 2024 remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The audited combined balance sheet of Complete Innovations Holdings Inc. and Complete Innovations USA, Inc. as of September 30, 2023, and related combined statements of operations and deficit and cash flows for the fiscal year ended September 30, 2023, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.1, and are incorporated herein by reference.

The unaudited combined balance sheet of Complete Innovations Holdings Inc. and Complete Innovations USA, Inc. as of March 31, 2024, and the related combined statements of operations and deficit and cash flows for the six months ended March 31, 2024, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.2, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company, MiX Telematics Proprietary Limited and Complete Innovations Holdings Inc. and Complete Innovations USA, Inc. as of and for the six months ended September 30, 2024 are filed herewith and attached hereto as Exhibit 99.3, and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of BDO Canada LLP.
99.1	Audited Combined Financial Statements of Complete Innovations Holdings Inc. and Complete Innovations USA, Inc. as of September 30, 2023 and for the fiscal year ended September 30, 2023.
99.2	Unaudited Combined Financial Statements of Complete Innovations Holdings Inc. and Complete Innovations USA, Inc. as of March 31, 2024 and for the six months ended March 31, 2024.
99.3	Unaudited pro forma combined financial information of the Company, MiX Telematics Proprietary Limited and Complete Innovations Holdings Inc. and Complete Innovations USA, Inc. as of and for the six months ended September 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERFLEET, INC.

By:	/s/ David Wilson
Name:	David Wilson
Title:	Chief Financial Officer

Date: December 17, 2024